                                                                    EXHIBIT 10.7

                  AMENDED AND RESTATED SUBORDINATION AGREEMENT, dated as of February 6, 2004, by and among (i) Halsey Drug Co., Inc., a New York corporation (the "Company"), (ii) the holders (the "Watson Holders") of the Watson Note,
(iii) the several purchasers (the "2004 Purchasers") of the 2004 Debentures,
(iv) the several holders (the "2003 Holders") of the 2003 Debentures, (v) the several holders (the "2002 Holders") of the 2002 Debentures, (vi) the several holders (the "1998 Holders") of the Galen Debentures, (vii) the several holders (the "1999 Holders") of the Oracle Debentures, (viii) Galen Partners III, L.P., a Delaware limited partnership ("Galen"), as agent for the 2004 Purchasers, the 2003 Holders and the 2002 Holders (in such capacity, the "2004 Agent"), (ix) Galen, Galen Partners International III, L.P., a Delaware limited partnership and Galen Employee Fund III, L.P., a Delaware limited partnership, (x) Oracle Strategic Partners, L.P. as agent for the 1999 Holders (in such capacity, the "Oracle Agent") and (viii) the Grantors listed on the signature pages hereof.

                                    RECITALS

                  (A) Certain capitalized terms used in this Agreement without definition have the meaning ascribed to them in Section 1 below.

                  (B) WHEREAS, the 1998 Holders and the Company have entered into a Debenture and Warrant Purchase Agreement dated March 10, 1998 (such agreement, as amended, supplemented, or otherwise modified from time to time, the "1998 Purchase Agreement") pursuant to which the Company issued the Galen Debentures. The Galen Debentures are, or will be, secured by (i) a lien on and security interest in the Company Personal Property pursuant to the Company General Security Agreement dated March 10, 1999 between the Company and the Galen Partners III, L.P. (the "Galen Agent") (such agreement, as amended, supplemented, or otherwise modified from time to time, the "1998 Company General Security Agreement"), (ii) collateral assignments of the Company Assignable Property pursuant to the 1998 Company General Security Agreement and (iii) a lien on and security interest in the Company Investment Property pursuant to a Stock Pledge Agreement between the Company and the Galen Agent (such agreement, as amended, supplemented, or otherwise modified from time to time the "1998 Stock Pledge Agreement").

                  (C) WHEREAS, in connection with, and in order to support the obligations of the Company under, the 1998 Purchase Agreement, each of the Guarantors has guaranteed the Company's obligations under the Galen Debentures and has undertaken certain additional obligations pursuant to the Continuing Unconditional Secured Guaranty by each Guarantor dated March 10, 1998 (each such guaranty and all other obligations of each of the Guarantors under the Purchase Agreement, in each case, as they may be amended, supplemented or otherwise modified from time to time, a "Galen Guaranty"). The Galen Guaranties are, or will be, secured by (i) a lien on and security interest in the Guarantor Personal Property of each Guarantor granted pursuant to a Guarantors General Security Agreement dated March 10, 1998 between the Guarantors and the Galen Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "1998 Guarantors General Security Agreement"), (ii) collateral assignments of the Guarantor Assignable Property of each Guarantor pursuant to the 1998 Guarantors General Security Agreement and (iii) a mortgage granted by Houba Inc. to the Galen

Agent on Houba Inc.'s Guarantor Mortgage Property (such mortgage, as amended, supplemented, or otherwise modified from time to time, the "1998 Mortgage").

                  (D) WHEREAS, the 1999 Holders and the Company have entered into a Debenture and Warrant Purchase Agreement dated May 26, 1999 (such agreement, as amended, supplemented, or otherwise modified from time to time, the "1999 Purchase Agreement") pursuant to which the Company issued the Oracle Debentures. The Oracle Debentures are, or will be, secured by (i) a lien on and security interest in the Company Personal Property granted pursuant to the Company General Security Agreement dated May 26, 1999 between the Company and the Oracle Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "1999 Company General Security Agreement"), (ii) collateral assignments of the Company Assignable Property pursuant to the 1999 Company General Security Agreement and (iii) a lien on and security interest in the Company Investment Property pursuant to a Stock Pledge Agreement between the Company and the Oracle Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "1999 Stock Pledge Agreement").

                  (E) WHEREAS, in connection with, and in order to support the obligations of the Company under, the 1999 Purchase Agreement, each of the Guarantors has guaranteed the Company's obligations under the Oracle Debentures and has undertaken certain additional obligations pursuant to the Continuing Unconditional Secured Guaranty by each Guarantor dated May 26, 1999 (each such guaranty and all other obligations of each of the Guarantors under the 1999 Purchase Agreement, in each case, as they may be amended, supplemented or otherwise modified from time to time, an "Oracle Guaranty"). The Oracle Guaranties are, or will be, secured by (i) a lien on and security interest in the Guarantor Personal Property of each Guarantor granted pursuant to a Guarantors General Security Agreement dated May 26, 1999 between the Guarantors and the Oracle Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "1999 Guarantors General Security Agreement"),
(ii) collateral assignments of the Guarantor Assignable Property of each Guarantor pursuant to the 1999 Guarantors General Security Agreement and (iii) a mortgage granted by Houba Inc. to the Oracle Agent on Houba Inc.'s Guarantor Mortgage Property (such mortgage, as amended, supplemented or otherwise modified from time to time, the "1999 Mortgage").

                  (F) WHEREAS, Watson Pharmaceuticals, Inc., a Nevada corporation ("Watson") and the Company have entered into a Loan Agreement dated March 29, 2000 (such agreement, as supplemented, amended or otherwise modified from time to time, including, without limitation, as amended through the Third Amendment to Loan Agreement dated February 6, 2004, the "Watson Loan Agreement") pursuant to which Watson agreed to extend certain funds to the Company. The Company's obligation to pay the principal amount of, and interest on, the Watson Term Loan is now evidenced by a secured promissory note dated as of December 20, 2002 (the "Watson Note") which is, or will be, secured by (i) a lien on and security interest in the Company Personal Property granted pursuant to the Watson Security Agreement dated March 29, 2000 between the Company and Watson (such agreement, as amended, supplemented, or otherwise modified from time to time, the "Watson Security Agreement"), (ii) collateral assignments of the Company Assignable Property pursuant to the Watson Security Agreement and (iii) a lien on and security interest in the Company Investment Property pursuant to a Stock

Pledge Agreement between the Company and Watson (such agreement, as amended, supplemented, or otherwise modified from time to time, the "Watson Stock Pledge Agreement").

                  (G) WHEREAS, in connection with, and in order to support the obligations of the Company under, the Watson Loan Agreement, each of the Guarantors has guaranteed the Company's obligations under the 2000 Watson Term Loan and has undertaken certain additional obligations pursuant to the Continuing Unconditional Secured Guaranty by each Guarantor dated March 29, 2000 (each such guaranty and all other obligations of each of the Guarantors under the Watson Loan Agreement, in each case, as they may be amended, supplemented or otherwise modified from time to time, a "Watson Guaranty"). The Watson Guaranties are, or will be, secured by (i) a lien on and security interest in the Guarantor Personal Property of each Guarantor granted pursuant to a Guarantors General Security Agreement dated March 29, 2000 between the Guarantors and Watson (such agreement, as amended, supplemented, or otherwise modified from time to time, the "Watson Guarantors General Security Agreement"),
(ii) collateral assignments of the Guarantor Assignable Property of each Guarantor pursuant to the Watson Guarantors General Security Agreement and (iii) a mortgage granted by Houba Inc. to Watson Houba Inc.'s Guarantor Mortgage Property (such mortgage, as amended, supplemented, or otherwise modified from time to time, the "Watson Mortgage").

                  (H) WHEREAS, the 2002 Holders and the Company have entered into a Debenture Purchase Agreement dated as of December 20, 2002 (such agreement, as amended, supplemented, or otherwise modified from time to time, the "2002 Purchase Agreement") pursuant to which the Company issued the 2002 Debentures. The 2002 Debentures are, or will be, secured by (i) a lien on and security interest in granted pursuant to the Company General Security Agreement dated as of December 20, 2002 between the Company and the 2004 Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "2002 Company General Security Agreement"), (ii) collateral assignments of the Company Assignable Property pursuant to the 2002 Company General Security Agreement and (iii) a lien on and security interest in the Company Investment Property pursuant to a Stock Pledge Agreement between the Company and Galen (such agreement, as amended, supplemented, or otherwise modified from time to time, the "2002 Stock Pledge Agreement").

                  (I) WHEREAS, in connection with, and in order to support the Obligations of the Company under, the 2002 Purchase Agreement, each of the Guarantors has guaranteed the Company's Obligations under the 2002 Debentures and has undertaken certain additional obligations pursuant to the Continuing Unconditional Secured Guaranty by each Guarantor dated as of December 20, 2002 (each such guaranty and all other obligations of each of the Guarantors under the 2002 Purchase Agreement, in each case, as they may be amended, supplemented or otherwise modified from time to time, a "2002 Guaranty"). The 2002 Guaranties are, or will be, secured by (i) a lien on and security interest in the Guarantor Personal Property of each Guarantor granted pursuant to a Guarantors General Security Agreement dated as of December 20, 2002 between the Guarantors and Galen (such agreement, as amended, supplemented, or otherwise modified from time to time, the "2002 Guarantors General Security Agreement"), (ii) collateral assignments of the Guarantor Assignable Property of each Guarantor pursuant to the 2002 Guarantors General Security Agreement and (iii) a mortgage granted by Houba Inc. to Galen on Houba Inc.'s Guarantor Mortgage Property (such mortgage, as it may be amended, supplemented or otherwise modified from time to time, the "2002 Mortgage").

                  (J) WHEREAS, in connection with the 2002 Purchase Agreement, each of Watson, the Company, the 1998 Holders, the 1999 Holders, the 2002 Holders, the 2003 Holders and the Grantors and Guarantors have entered into a Subordination Agreement dated as of December 20, 2002 (such agreement, as amended, supplemented or otherwise modified from time to time, the "Existing Subordination Agreement"), pursuant to which such parties made certain agreements regarding the priority of their respective security interests, priority as to certain payments and certain other matters set forth in the Existing Subordination Agreement.

                  (K) WHEREAS, the 2003 Holders and the Company have entered into the Joinder Agreements pursuant to which the Company issued the 2003 Debentures. The 2003 Debentures are, or will be, secured by (i) a lien on and security interest in granted pursuant to the 2002 Company General Security Agreement, (ii) collateral assignments of the Company Assignable Property pursuant to the 2002 Company General Security Agreement and (iii) a lien on and security interest in the Company Investment Property pursuant to the 2002 Stock Pledge Agreement.

                  (L) WHEREAS, in connection with, and in order to support the Obligations of the Company under, the Joinder Agreements, each of the Guarantors has guaranteed the Company's Obligations under the 2003 Debentures and has undertaken certain additional obligations pursuant to the 2002 Guaranties. The 2002 Guaranties are, or will be, secured by (i) a lien on and security interest in the Guarantor Personal Property of each Guarantor granted pursuant to the 2002 Guarantors General Security Agreement, (ii) collateral assignments of the Guarantor Assignable Property of each Guarantor pursuant to the 2002 Guarantors General Security Agreement and (iii) the 2002 Mortgage.

                  (M) WHEREAS, the 2004 Purchasers and the Company have entered into a Debenture Purchase Agreement dated as of the date hereof (such agreement, as amended, supplemented, or otherwise modified from time to time, the "2004 Purchase Agreement") pursuant to which the Company has agreed to issue the 2004 Debentures. The 2004 Debentures are, or will be, secured by (i) a lien on and security interest in granted pursuant to the Company General Security Agreement dated as of the date hereof between the Company and the 2004 Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "2004 Company General Security Agreement"), (ii) collateral assignments of the Company Assignable Property pursuant to the 2004 Company General Security Agreement and (iii) a lien on and security interest in the Company Investment Property pursuant to a Stock Pledge Agreement between the Company and Galen (such agreement, as amended, supplemented, or otherwise modified from time to time, the "2004 Stock Pledge Agreement").

                  (N) WHEREAS, as a condition to the 2004 Purchasers' obligation to purchase the 2004 Debentures under the 2004 Purchase Agreement and in order to support the Obligations of the Company under the 2004 Purchase Agreement, each of the Guarantors has guaranteed the Company's Obligations under the 2004 Debentures and has undertaken certain additional obligations pursuant to the Continuing Unconditional Secured Guaranty by each Guarantor dated as of as of the date hereof (each such guaranty and all other obligations of each of the Guarantors under the 2004 Purchase Agreement, in each case, as they may be amended, supplemented or otherwise modified from time to time, a "2004 Guaranty"). The 2004 Guaranties are, or will be, secured by (i) a lien on and security interest in the Guarantor Personal Property of each

Guarantor granted pursuant to a Guarantors General Security Agreement dated as of the date hereof between the Guarantors and Galen (such agreement, as amended, supplemented, or otherwise modified from time to time, the "2004 Guarantors General Security Agreement") and (ii) collateral assignments of the Guarantor Assignable Property of each Guarantor pursuant to the 2004 Guarantors General Security Agreement.

                  (O) WHEREAS, it is a condition to closing under the 2004 Purchase Agreement that the parties hereto shall have entered into this Agreement to confirm, among other things, their relative rights with respect to the Company Collateral and the Guarantor Collateral.

                  NOW THEREFORE, in consideration of the foregoing and the mutual promises and agreements hereinafter contained, the parties hereto agree as follows:

                  SECTION 1. Definitions. (a) As used herein, the following terms have the following meanings:

                  this "Agreement" means this Amended and Restated Subordination Agreement, as it may be supplemented, amended or otherwise modified from time to time.

                  "Bankruptcy Proceeding" means, in the case of any Grantor, each of the following: (a) any distribution of all or any of the assets of such Grantor upon the dissolution, winding up, total or partial liquidation, arrangement, reorganization, adjustment, protection, relief or composition of such Grantor or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership or relief proceeding or similar case or proceeding under any Federal or state bankruptcy or similar law and (b) any assignment for the benefit of creditors of any other marshalling of the assets and liabilities of such Grantor or otherwise.

                  "Cash Obligations" means, as at any time, the Obligations of the Company or any Guarantor, as applicable, to the extent then payable in cash.

                  "Collateral" means, collectively, the Company Collateral and the Guarantor Collateral of all Guarantors.

                  "Company" has the meaning specified in the introductory paragraph of this Agreement.

                  "Company Assignable Property" means, collectively, all of the Company's leases, contracts, patents, copyrights, trademarks and service marks, now owned or existing or hereafter acquired or arising.

                  "Company Collateral" means, collectively, the Company Personal Property, the Company Assignable Property and Company Investment Property.

                  "Company Investment Property" means all of the issued and outstanding shares of Houba, Inc. and Axiom Pharmaceutical Corporation.

                  "Company Personal Property" means all of the Company's properties and assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising.

                  "Company Security Documents" means, collectively, the Galen Company Security Documents, the Oracle Company Security Documents, the Watson Company Security Documents, the 2002 Company Security Documents and the 2004 Company Security Documents.

                  "Existing Debentures" means, collectively, the Galen Debentures and the Oracle Debentures.

                  "Existing Holders" means the 1998 Holders and the 1999
         Holders.

                  "Financing Documents" means any or all of (a) the Transaction Documents, (b) the Watson Loan Agreement, (c) the Joinder Agreements,
         (d) the 1999 Purchase Agreement, (e) the 1998 Purchase Agreement, (f) the 2003 Debentures and (g) the Existing Debentures.

                  "Galen" has the meaning specified in the introductory paragraph of this Agreement.

                  "Galen Agent" has the meaning specified in the recitals.

                  "Galen Company Security Documents" means, collectively, the 1998 Company General Security Agreement and the 1998 Stock Pledge Agreement.

                  "Galen Debentures" means the Company's 5% Convertible Senior Secured Debentures due March 31, 2006 (as amended, supplemented or otherwise modified from time to time) in an aggregate principal amount of $20,800,000 issued under the 1998 Purchase Agreement.

                  "Galen Guarantor Security Documents" means, collectively, the 1998 Guarantors General Security Agreement and the 1998 Mortgage.

                  "Galen Guaranty" has the meaning specified in the recitals.

                  "Grantors" means the Company, Axiom Pharmaceutical Corporation, a Delaware corporation, and Houba Inc., an Indiana corporation, and each other subsidiary or affiliate of the Company that is or becomes a party to any Security Document or any Guaranty Security Document.

                  "Guarantors" means Axiom Pharmaceutical Corporation, a Delaware corporation, and Houba, Inc., an Indiana corporation, and each other subsidiary or affiliate of the Company that is or becomes a party to any Security Document.

                  "Guarantor Assignable Property" means, collectively, in respect of any Guarantor, all of such Guarantor's leases, contracts, patents, copyrights, trademarks and service marks, now owned or existing or hereafter acquired or arising.

                  "Guarantor Collateral" means, collectively, in respect of any Guarantor, (a) its Guarantor Personal Property, (b) its Guarantor Assignable Property and (c) if such Guarantor is Houba, Inc., its Guarantor Mortgage Property.

                  "Guarantor Mortgage Property" means Houba Inc.'s real property located at 16235 State Road 17, Culver, Indiana.

                  "Guarantor Personal Property" means, in respect of either Guarantor, all of such Guarantor's properties and assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising.

                  "Guarantor Security Documents" means, collectively, the Galen Guarantor Security Documents, the Oracle Guarantor Security Documents, the Watson Guarantor Security Documents, the 2002 Guarantor Security Documents and the 2004 Guarantors General Security Agreement.

                  "Joinder Agreements" means, collectively, the Joinder Agreements dated June 16, 2003, July 1, 2003, July 15, 2003, August 5, 2003, August 19, 2003, September 5, 2003, and October 7, 2003 (each entered into under the 2002 Purchase Agreement), each as amended, supplemented, or otherwise modified from time to time.

                  "Junior Secured Party", as to any item of Collateral, and as to Secured Creditors purporting to have liens on and securities interests in such item under the Security Documents, means one such Secured Creditor whose lien on and security interest in such item (and to the extent such lien on and security interest in such item) is stated in Section 2 hereof to be junior in right to the liens and security interests of one or more such other Secured Creditors on and in such item.

                  "1998 Company General Security Agreement" has the meaning specified in the recitals.

                  "1998 Guarantors General Security Agreement" has the meaning specified in the recitals.

                  "1998 Holders" has the meaning specified in the introductory paragraph of this Agreement.

                  "1998 Mortgage" has the meaning specified in the recitals.

                  "1998 Purchase Agreement" has the meaning specified in the recitals.

                  "1998 Stock Pledge Agreement" has the meaning specified in the recitals.

                  "1999 Company General Security Agreement" has the meaning specified in the recitals.

                  "1999 Guarantors General Security Agreement" has the meaning specified in the recitals.

                  "1999 Holders" has the meaning specified in the introductory paragraph of this Agreement.

                  "1999 Mortgage" has the meaning specified in the recitals.

                  "1999 Purchase Agreement" has the meaning specified in the recitals.

                  "1999 Stock Pledge Agreement" has the meaning specified in the recitals.

                  "Obligations" of the Company or any Guarantor means, at any time, any loans, advances, debts, liabilities and obligations of the Company or such Guarantor, (a) in the case of the Company, under the Galen Debentures and the 1998 Purchase Agreement, the Oracle Debentures and the 1999 Purchase Agreement, the 2002 Debentures and the 2002 Purchase Agreement, the 2003 Debentures and the 2002 Purchase Agreement and the Joinder Agreements, the 2004 Debentures and the 2004 Purchase Agreement and the Watson Loan Agreement; and (b) in the case of any Guarantor, under its Galen Guaranty, its Oracle Guaranty, its Watson Guaranty, its 2002 Guaranty and its 2004 Guaranty, in each case, whether matured or unmatured, contingent or liquidated and whether for principal, accrued and unpaid interest (including, without limitation, interest accruing after the filing of a petition, or other act, initiating a Bankruptcy Proceeding), accrued and unpaid expenses, indemnities, fees (including attorneys fees and disbursements) or otherwise, whether or not such obligations are due and payable at such time.

                  "Oracle Company Security Documents" means, collectively, the 1999 Company General Security Agreement and the 1999 Stock Pledge Agreement.

                  "Oracle Debentures" of the Company's 5% Convertible Senior Secured Debentures due March 31, 2006 (as supplemented, amended or otherwise modified from time to time) in an aggregate principal amount of $22,863,000 issued under the 1999 Purchase Agreement.

                  "Oracle Guarantor Security Documents" means, collectively, the 1999 Guarantors General Security Agreement and the 1999 Mortgage.

                  "Oracle Guaranty" has the meaning specified in the recitals.

                  "Person" means any individual, corporation, limited liability company, partnership, association, trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Secured Creditors" means the Existing Holders, the 2002 Holders, the 2003 Holders, the Watson Holders and the 2004 Purchasers and their respective agents, permitted successors, transferees and assigns, in their respective capacities as the beneficiaries under the Security Documents and the Guaranty Documents, respectively (whether named in such agreement or as an assignee thereof).

                  "Security Documents" means, collectively, the Company Security Documents and the Guarantor Security Documents.

                  "Senior Secured Party", as to any item of Collateral, and as to Secured Creditors purporting to have liens on and security interests in such item under the Security Documents, means one such Secured Creditor whose lien on and security interest in such item (and to the extent such lien on and security interest in such item) is stated in
         Section 2 hereof to be senior and prior in right to the liens and security interests of one or more such other Secured Creditors on and in such item.

                  "2002 Company General Security Agreement" has the meaning specified in the recitals.

                  "2002 Company Security Documents" means, collectively, the 2002 Company General Security Agreement and the 2002 Stock Pledge Agreement.

                  "2002 Debentures" means, collectively, the 2002 Initial Debentures and the 2002 Interest Payment Debentures from time to time issued and outstanding.

                  "2002 Debentures Maximum Amount" means, at any time, an amount equal to the sum of (a) $35,000,000, (b) the aggregate principal amount of 2002 Interest Payment Debentures then outstanding, (c) without duplication, the aggregate amount of unpaid interest theretofore accrued on the 2002 Debentures, and (d) without duplication, the aggregate amount of all costs, expenses, fees, indemnities and other amounts payable in respect of the 2002 Debentures, the 2002 Purchase Agreement, the 2002 Guaranties, the 2002 Company Security Documents and the 2002 Guarantor Security Documents.

                  "2002 Initial Debentures" means the Company's 5% Convertible Senior Secured Debentures due March 31, 2006 (as amended, supplemented or otherwise modified from time to time) issued under the 2002 Purchase Agreement (except for 2003 Debentures and for Debentures issued in payment of interest on any one or more 2002 Debentures).

                  "2002 Interest Payment Debentures" means the Company's 5% Convertible Senior Secured Debentures due March 31, 2006 (as amended, supplemented or otherwise modified from time to time) issued under the 2002 Purchase Agreement in payment of interest on any one or more 2002 Debentures (whether consisting of 2002 Initial Debentures or other 2002 Interest Payment Debentures, or both).

                  "2002 Guarantor Security Documents" means, collectively, the 2002 Guarantors General Security Agreement and the 2002 Mortgage.

                  "2002 Guaranty" has the meaning specified in the recitals.

                  "2002 Guarantors General Security Agreement" has the meaning specified in the recitals.

                  "2002 Holders" has the meaning specified in the introductory paragraph of this Agreement.

                  "2002 Mortgage" has the meaning specified in the recitals.

                  "2002 Purchase Agreement" has the meaning specified in the recitals.

                  "2002 Stock Pledge Agreement" has the meaning specified in the recitals.

                  "2002 Transaction Documents" means, collectively, (a) the 2002 Purchase Agreement, (b) the 2002 Debentures, (c) the 2002 Company Security Documents, (d) the 2002 Guarantor Security Documents, (e) the Watson Term Loans Amendment (as such term is defined in the 2002 Purchase Agreement), (f) the Watson Consent (as such term is defined in the 2002 Purchase Agreement), (g) the Existing Debenture Amendments (as such term is defined in the 2002 Purchase Agreement) and (h) the Existing Debentureholder Consent (as such term is defined in the 2002 Purchase Agreement).

                  "2003 Debentures" means the Company's 5% Convertible Senior Secured Debentures due March 31, 2006 (as amended, supplemented or otherwise modified from time to time) issued pursuant to the Joinder Agreements under the 2002 Purchase Agreement, together with any Debentures issued in payment of interest on any one or more 2003 Debentures.

                  "2003 Debentures Maximum Amount" means, at any time, an amount equal to the sum of (a) $6,700,152, (b) without duplication, the aggregate amount of unpaid interest theretofore accrued on the 2003 Debentures, and (c) without duplication, the aggregate amount of all costs, expenses, fees, indemnities and other amounts payable in respect of the 2003 Debentures, the 2002 Purchase Agreement, the Joinder Agreements, the 2002 Guaranties, the 2002 Company Security Documents and the 2002 Guarantor Security Documents.

                  "2003 Holders" has the meaning specified in the introductory paragraph of this Agreement.

                  "2004 Agent" has the meaning specified in the introductory paragraph of this Agreement.

                  "2004 Company General Security Agreement" has the meaning specified in the recitals.

                  "2004 Company Security Documents" means, collectively, the 2004 Company General Security Agreement and the 2004 Stock Pledge Agreement.

                  "2004 Debentures" means the Company's Convertible Senior Secured Debentures (as amended, supplemented or otherwise modified from time to time) issued under the 2004 Purchase Agreement.

                  ."2004 Debentures Maximum Amount" means, at any time, an amount equal to the sum of (a) the aggregate principal amount of all 2004 Debentures then outstanding, (b) without duplication, the aggregate amount of unpaid interest theretofore accrued on the 2004 Debentures, and (c) without duplication, the aggregate amount of all costs, expenses, fees, indemnities and other amounts payable in respect of the 2004 Debentures, the 2004 Purchase Agreement, the 2004 Guaranties, the 2004 Company Security Documents and the 2004 Guarantors General Security Agreement.

                  "2004 Guaranty" has the meaning specified in the recitals.

                  "2004 Guarantors General Security Agreement" has the meaning specified in the recitals.

                  "2004 Holders" has the meaning specified in the introductory paragraph of this Agreement.

                  "2004 Purchase Agreement" has the meaning specified in the recitals.

                  "2004 Stock Pledge Agreement" has the meaning specified in the recitals.

                  "Transaction Documents" means, collectively, (a) this Agreement, (b) the 2004 Purchase Agreement, (c) the 2004 Debentures,
         (d) the 2004 Company Security Documents, (e) the 2004 Guarantors General Security Agreement and (f) the 2002 Transaction Documents.

                  "Watson" has the meaning specified in the recitals.

                  "Watson Agent" means Galen Partners III, L.P.

                  "Watson Holders" has the meaning specified in the introductory paragraph of this Agreement.

                  "Watson Company Security Documents" means, collectively, the Watson Security Agreement and the Watson Stock Pledge Agreement.

                  "Watson Guarantor Security Documents" means, collectively, the Watson Guarantors General Security Agreement and the Watson Mortgage.

                  "Watson Guaranty" has the meaning specified in the recitals.

                  "Watson Guarantors General Security Agreement" has the meaning specified in the recitals.

                  "Watson Loan Agreement" has the meaning specified in the recitals.

                  "Watson Maximum Amount" means, at any time, an amount equal to the sum of (a) $5,000,000, (b) without duplication, the aggregate amount of unpaid interest theretofore accrued on the Watson Term Loan and (c) without duplication, the aggregate amount of all costs, expenses, fees, indemnities and other amounts payable in respect of the Watson Loan Agreement.

                  "Watson Mortgage" has the meaning specified in the recitals.

                  "Watson Note" has the meaning specified in the recitals.

                  "Watson Security Agreement" has the meaning specified in the recitals.

                  "Watson Stock Pledge Agreement" has the meaning specified in the recitals.

                  "Watson Term Loan" means the term loan in the principal amount of $5,000,000 (as amended, supplemented, or otherwise modified from time to time) evidenced by the Watson Note.

                  (b) UCC Terms. Terms defined in Article 9 of the Uniform Commercial Code in effect in the State of New York (or in any other State, including, without limitation, the State of Indiana, to the extent that the Uniform Commercial Code in effect in such State is to be applied pursuant to the terms hereof) and not otherwise defined herein are used as therein defined.

                  SECTION 2. Priorities. (a) (i) The parties hereto hereby agree to the following priorities of interest in the Company Collateral:

         The liens and security interests of the Watson Holders (under the Watson Company Security Documents) on and in the Company Collateral securing the Company's Obligations to the Watson Holders (up to an aggregate amount equal to the Watson Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the 2004 Purchasers, the 2003 Holders, the 2002 Holders, the 1998 Holders and the 1999 Holders under the 2004 Company Security Documents, the 2002 Company Security Documents, the Galen Company Security Documents and the Oracle Company Security Documents, respectively.

         The liens and security interests of the 2004 Purchasers (under the 2004 Company Security Documents) on and in the Company Collateral, securing the Company's Obligations to the 2004 Purchasers (up to an aggregate amount equal to the 2004 Debentures Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the 2003 Holders, the 2002 Holders, the 1998 Holders and the 1999 Holders under the 2002 Company Security Documents, the Galen Company Security Documents and the Oracle Company Security Documents, respectively.

         The liens and security interests of the 2003 Holders (under the 2002 Company Security Documents) on and in the Company Collateral, securing the Company's Obligations to the 2003 Holders (up to an aggregate amount equal to the 2003 Debentures Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the 2002 Holders, the 1998 Holders and the 1999 Holders under the 2002 Company Security Documents, the Galen Company Security Documents and the Oracle Company Security Documents, respectively.

         The liens and security interests of the 2002 Holders (under the 2002 Company Security Documents) on and in the Company Collateral, securing the Company's Obligations to the 2002 Holders (up to an aggregate amount equal to the 2002 Debentures Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the 1998 Holders and the 1999 Holders under the Galen Company Security Documents and the Oracle Company Security Documents, respectively.

         The liens and security interests of the 1998 Holders and the 1999 Holders (under the Galen Company Security Documents and the Oracle Company Security Documents, respectively), on and in the Company Collateral shall at all times be equal and ratable according to their unpaid Obligations due to each such Secured Creditor from time to time under the Galen Debentures and the Oracle Debentures, respectively.

                  (ii) The parties hereto hereby agree to the following priorities of interest in the Guarantor Collateral of each Guarantor:

         The liens and security interests of the Watson Holders (under the Watson Guarantor Security Documents) on and in the Guarantor Collateral of such Guarantor securing such Guarantor's Obligations under its Guaranty (in respect of the Company's Obligations to the Watson Holders up to an aggregate amount equal to the Watson Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the 2004 Purchasers, the 2003 Holders, the 2002 Holders, the 1998 Holders and the 1999 Holders under the 2004 Guarantors General Security Agreement, the 2002 Guarantor Security Documents, the Galen Guarantor Security Documents and the Oracle Guarantor Security Documents, respectively.

         The liens and security interests of the 2004 Purchasers (under the 2004 Guarantors General Security Agreement) on and in the Guarantor Collateral of such Guarantor, securing such Guarantor's Obligations under its Guaranty (in respect of the Company's Obligations to the 2004 Purchasers up to an aggregate amount equal to the 2004 Debentures Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the 2003 Holders, the 2002 Holders, the 1998 Holders and the 1999 Holders (under the 2002 Guarantor Security Documents, the Galen Company Guaranty Documents and the Oracle Guaranty Documents, respectively).

         The liens and security interests of the 2003 Holders (under the 2002 Guarantor Security Documents) on and in the Guarantor Collateral of such Guarantor, securing such Guarantor's Obligations under its Guaranty (in respect of the Company's Obligations to the 2003 Holders up to an aggregate amount equal to the 2003 Debentures Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the 2002 Holders, the 1998 Holders and the 1999 Holders (under the 2002 Guarantor Security Documents, the Galen Company Guaranty Documents and the Oracle Guaranty Documents, respectively).

         The liens and security interests of the 2002 Holders (under the 2002 Guarantor Security Documents) on and in the Guarantor Collateral of such Guarantor, securing such Guarantor's Obligations under its Guaranty (in respect of the Company's Obligations to the 2002 Holders up to an aggregate amount equal to the 2002 Debentures Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the 1998 Holders and the 1999 Holders (under the Galen Company Guaranty Documents and the Oracle Guaranty Documents, respectively).

         The liens and security interests of the 1998 Holders and the 1999 Holders (under the Galen Guarantor Security Documents and the Oracle Guarantor Security Documents, respectively) on and in the Guarantor Collateral of such Guarantor shall at all times be equal and ratable according to their unpaid Obligations due to each such Secured Creditor from time to time under the Galen Guaranty and the Oracle Guaranty.

                  (b) (i) The parties hereto hereby agree to the following priorities in right of payment of the Company's Cash Obligations:

                           (A)      The Company's Cash Obligations under the
Watson Loan Agreement (up to an aggregate amount equal to the Watson Maximum Amount in effect from time to time) shall at all time be senior and prior in right of payment to the Company's Cash Obligations under the 2004 Debentures and the 2004 Purchase Agreement, the 2003 Debentures and the 2002 Purchase Agreement and the Joinder Agreements, the 2002 Debentures and the 2002 Purchase Agreement, the Galen Debentures and the 1998 Purchase Agreement, and the Oracle Debentures and the 1999 Purchase Agreement.

         The Company's Cash Obligations under the 2004 Debentures and the 2004 Purchase Agreement (up to an aggregate amount equal to the 2004 Debentures Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to the Company's Cash Obligations under the 2003 Debentures and the 2002 Purchase Agreement and the Joinder Agreements, the 2002 Debentures and the 2002 Purchase Agreement, the Galen Debentures and the 1998 Purchase Agreement, and the Oracle Debentures and the 1999 Purchase Agreement.

         The Company's Cash Obligations under the 2003 Debentures and the 2002 Purchase Agreement (up to an aggregate amount equal to the 2003 Debentures Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to the Company's Cash Obligations under the 2002 Debentures and the 2002 Purchase Agreement, the Galen Debentures and the 1998 Purchase Agreement, and the Oracle Debentures and the 1999 Purchase Agreement.

         The Company's Cash Obligations under the 2002 Debentures and the 2002 Purchase Agreement (up to an aggregate amount equal to the 2002 Debentures Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to the Company's Cash Obligations under the Galen Debentures and the 1998 Purchase Agreement, and the Oracle Debentures and the 1999 Purchase Agreement.

         The Company's Cash Obligations under the Galen Debentures and the 1998 Purchase Agreement shall at all times be equal and ratable in right of payment (in accordance with the Company's respective Cash Obligations to the 1998 Holders and the 1999 Holders) with the Company's Cash Obligations under the Oracle Debentures and the 1999 Purchase Agreement.

                  (ii) The parties hereto hereby agree to the following priorities in right of payment of each Guarantor's Cash Obligations:

                           (B)      Such Guarantor's Cash Obligations under its
Watson Guaranty in respect of the Company's Obligations to the Watson Holders (up to an aggregate amount equal to the Watson Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to such Guarantor's Cash Obligations under its 2004 Guaranty, its 2002 Guaranty, its Galen Guaranty and its Oracle Guaranty.

         Such Guarantor's Cash Obligations under its 2004 Guaranty in respect of the Company's Obligations to the 2004 Purchasers (up to an aggregate amount equal to the 2004 Debentures Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to such Guarantor's Cash Obligations under its 2002 Guaranty, its Galen Guaranty and its Oracle Guaranty.

         Such Guarantor's Cash Obligations under its 2002 Guaranty in respect of the Company's Obligations to the 2003 Holders (up to an aggregate amount equal to the 2003 Debentures Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to such Guarantor's Cash Obligations under its 2002 Guaranty, its Galen Guaranty and its Oracle Guaranty.

         Such Guarantor's Cash Obligations under its 2002 Guaranty in respect of the Company's Obligations to the 2002 Holders (up to an aggregate amount equal to the 2002 Debentures Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to such Guarantor's Cash Obligations under its Galen Guaranty and its Oracle Guaranty.

         Such Guarantor's Cash Obligations under its Galen Guaranty shall at all times be equal and ratable in right of payment with such Guarantor's Cash Obligations under its Oracle Guaranty.

                  For the avoidance of doubt, nothing in this Section 2(b) shall apply at any time to any Obligations of the Company or any Guarantor to the extent that they are not then Cash Obligations.

                  (c) Except as otherwise provided in Sections 2(a) and 2(b) hereof, no Secured Creditor shall have any lien or security interest which is prior to the lien and security interest of any other Secured Creditor in any item of Collateral covered by the Company Security Documents or the Guarantor Security Documents.

                  (d) So long as any Person is a Secured Creditor, the priorities set forth in this Agreement are applicable irrespective of the order of creation, attachment or perfection of any lien or security interest arising under the Security Documents (whether or not such security interests have been perfected) or any priority that might otherwise be available to such Secured Creditor under applicable law and notwithstanding any representation or warranty of the Company or any of the Guarantors to the contrary in any Financing Document or any Security Document.

                  (e) Each Secured Creditor agrees not to contest, or to bring (or voluntarily join in) any action or proceeding for the purpose of contesting, the creation, attachment, validity, enforceability, perfection or priority (as herein provided) of, or seeking to avoid, the lien and security interest which any Security Document (as amended or otherwise modified hereby) purports to create in favor of any other Secured Creditor on or in any item of Collateral. Nothing herein shall be deemed or construed to prevent any Secured Creditor from commencing an action or proceeding against any other Secured Creditor to assert any right or claim it may have arising under or in connection with this Agreement.

                  SECTION 3. Enforcement of Security. (a) Each Secured Creditor may, from time to time, to the extent provided in the Financing Documents to which it is a party, (i) give notice that an "event of default" has occurred and is continuing under such Financing Documents, (ii) accelerate the Company's Obligations under such Financing Documents and (iii) whether or not it has given such notice or has effected such acceleration (but except as otherwise provided in this Agreement), take or authorize the taking of such action with regard to the protection, exercise, enforcement and collection of its rights in and to that portion of the Collateral, in which it may have an interest, as it may determine to be necessary or appropriate; provided, however, that each Secured Creditor which is, as to any item of Collateral, a Junior Secured Party in relation to one or more Senior Secured Parties, agrees that it (A) will not take any action to enforce, collect on or exercise any or its rights or remedies in respect of its liens on and security interests in such item or take or receive from the Company or any Guarantor, respectively, directly or indirectly, in cash or other property or by setoff or in any other manner, whether pursuant to any judicial or nonjudicial enforcement, collection, execution, levy or foreclosure proceedings or otherwise, including by deed in lieu of foreclosure, the Collateral, or any part thereof or interest therein, in each case unless and until each such Senior Secured Party has given written notice to such Junior Secured Party that those Obligations to such Senior Secured Party which are secured by such item and which are stated in Section 2 hereof to be senior to the Obligations to such Junior Secured Party have been indefeasibly paid in full (and each such Senior Secured Party hereby agrees promptly to give such notification following such payment to such Senior Secured Party), (B) will not interfere with any exercise by or on behalf of each such Senior Secured Party in respect of any liens and security interests of such Senior Secured Party on or in such item or any other rights or remedies of such Senior Secured Party in furtherance of the rights and remedies of such Senior Secured Party to the extent set forth in Section 2 hereof, and (C) will hold and promptly pay or deliver to each such Senior Secured Party, in order of and in accordance with the priorities set forth in Section 2 above (subject, however, to Section 3(c) hereof), any such item received by such Junior Secured Party (including, without limitation, any proceeds from the sale or other disposition of such item), in each case unless and until each such Senior Secured Party has given written notice to such Junior Secured Party that its Obligations (to the extent set forth in clause (A) above) have been indefeasibly paid in full.

                  (b) Notwithstanding anything to the contrary in Section 3(a) above, nothing in this Agreement shall prevent the conversion of the 2004 Debentures, the 2003 Debentures, the 2002 Debentures and the Existing Debentures in accordance with the terms of the Debenture Conversion Agreement of even date herewith among the Company and the parties hereto. In furtherance of Section 4(a)(i), the Watson Holders, the 2004 Purchasers, the 2003 Holders, the 2002 Holders and the Existing Holders hereby agree to give notice to each other of any "event of default" under their respective Financing Documents prior to enforcement of their respective remedies hereunder (which remedies are subject to Section 3(a)), it being understood, however, that nothing herein shall impair the Watson Holders' or the 2004 Purchasers' ability to act immediately as it may be entitled hereunder and pursuant to the Watson Note after transmitting such notice.

                  (c) (i) Except as otherwise provided in clause (ii) below, each Secured Creditor agrees to hold any item of Collateral, received by it, in or against which a security interest or lien may be perfected by possession, as possessory agent on behalf of all Secured Creditors that have a lien on or security interest in such item (including, if appropriate, on its own behalf), and, unless such Secured Creditor is a Senior Secured Party as to such item in relation to all other Secured Creditors, to give notice (indicating the nature and amount of such items) of such item and to turn over to the appropriate Secured Creditor thereto forthwith upon receipt thereof, provided that this clause (i) is intended solely to assure continuous perfection of the liens and security interests granted under the Security Documents and nothing in this clause (i) shall be deemed or construed as altering the priorities or obligations set forth elsewhere in this Agreement; and (ii) in the event any Secured Creditor receives any proceeds from the sale or any other disposition of any Collateral in contravention of this Agreement) or in excess of the portion of such proceeds to which such Secured Creditor is entitled hereunder, such Secured Creditor shall give notice (indicating the nature and amount of such proceeds and such excess, as applicable) and turn such proceeds or such excess, as applicable, over to the appropriate Secured Creditor entitled thereto.

                  (d) Except as otherwise expressly provided in this Agreement, each right, power and remedy of any of the Secured Creditors provided for in this Agreement or any of the Financing Documents, the Security Documents, or any other document relating thereto, whether such right, power or remedy is now existing or hereafter available at law or in equity or by statute or otherwise, shall be cumulative and concurrent (except to the extent otherwise provided in any such document) and shall be in addition to every other such right, power or remedy. Except as otherwise provided in Section 3(a), the Financing Documents, the Security Documents, or any other document relating thereto, the exercise or the beginning of the exercise by any Secured Creditor of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise of all such rights, powers or remedies, and no course of dealing or failure or delay on the part of any party hereto in exercising any such right, power or remedy shall operate as a waiver thereof or otherwise prejudice its rights, powers or remedies.

                  (e) Each Secured Creditor which is, as to any item of Collateral, a Junior Secured Party in relation to one or more Senior Secured Parties agrees that this Agreement shall be enforceable against it in all circumstances, including, without limitation, in any Bankruptcy Proceeding.

                  SECTION 4. Notices of Default; Collateral Disposition, etc.
(a) Each of the Secured Creditors agrees individually to give the others (as applicable):

                  (i) Copies of any written notice of an event of default (under any Financing Document or any Security Document) received from or sent to any Grantor, (A) within 10 business days of receipt of any such notice by such Secured Creditor from such Grantor (or, if earlier, prior to such Secured Creditor's exercising any right or remedy or taking any other action, in respect of such event of default, against the Company, any Guarantor, any Company Collateral or any Guarantor Collateral), or, as applicable, (B) simultaneously with any such notice sent by such Secured Creditor to any Grantor; and

                  (ii) 15 business days' prior written notice each time a Secured Creditor commences or intends to commence any action to liquidate, foreclose, sell, distribute or otherwise dispose of any part of the Collateral (which will be deemed to constitute reasonable notice), including the time and place of any public sale, private sale or other intended disposition of the Collateral, regardless of whether such Secured Creditor determines that any such asset is perishable, threatens to decline speedily in value, is of a type customarily sold on a recognized market or is consumer goods.

                  (b) This Agreement is intended, in part, to constitute a request for notice and a written notice of a claim by each Secured Creditor to the other of any interest in the Collateral, in accordance with the provisions of Section 9-611 and 9-621 of the Uniform Commercial Code.

                  (c) Anything herein to the contrary notwithstanding, nothing in this Section 4 shall permit any Secured Creditor to exercise any right or remedy, or to take any other action, against or in respect of the Company, any Guarantor, any Company Collateral or any Guarantor Collateral in contravention of Sections 2 or 3 hereof or of any other provision of this Agreement.

                  SECTION 5. Rights of Subrogation. Any Junior Secured Party in respect of one or more Senior Secured Parties agrees that, whether or not any such Senior Secured Party shall have received any payment or distribution to any one or more Senior Secured Parties from the Company or any Guarantor or on account of their Obligations, such Junior Secured Party shall not be entitled to exercise any rights of subrogation or reimbursement (or similar right or remedy of a surety) until the date on which all Obligations to all such Senior Secured Parties (to the extent such Obligations are stated in Section 2 hereof to be senior to the Obligations to such Junior Secured Party) shall have been indefeasibly paid in full.

                  SECTION 6. Further Assurances. Any Junior Secured Party in respect of one or more Senior Secured Parties will, at the expense of the Company, at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action, that any Senior Secured Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable any Senior Secured Party to exercise and enforce its rights and remedies hereunder.

                  SECTION 7. Waiver of Marshalling and Similar Rights. Each of the parties hereto, to the fullest extent permitted by applicable law, waives any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right that a creditor or any other Person may otherwise may have under applicable law.

                  SECTION 8. Obligations Hereunder Not Affected. Except as otherwise provided in this Agreement, all rights, interests, agreements and obligations of the Secured Creditors hereunder, in respect of each other or in respect of the other parties to this Agreement, and all agreements and obligations of the Junior Secured Parties in respect of the respective Senior Secured Parties under this Agreement shall remain in full force and effect irrespective of:

                  (a) Any lack of validity or enforceability of any Financing Document, any Security Document or any other agreement or instrument relating thereto;

                  (b) Any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Obligations secured or guaranteed by the Security Documents, or any other extension, renewal, supplement, amendment or other modification, waiver, refinancing or restructuring of or any consent to departure from, or any act, omission or default under, this Agreement, the Security Documents, or any other Financing Document (including, without limitation, any increase in such Obligations resulting from the extension of additional credit to, or the issuance of additional debt or equity instruments by, the Company or any of its Subsidiaries or otherwise, but excluding, in any event, any such increase in the Company's Obligations to any one or more Secured Creditors to the extent that, after giving effect thereto and to any reductions associated or occurring substantially concurrently with such increase, the aggregate amount of the Company's Obligations to such Secured Creditors would exceed the aggregate amount of such Obligations to such Secured Creditors stated to be subject to the priorities of Section 2 hereof);

                  (c) Any taking, exchange, surrender, release or non-perfection of any lien or security interest in the Collateral, or any other collateral, or any taking, release, supplement, amendment or other modification or waiver of or consent to departure from any Guaranty, or any other guaranty, for all or any of the Obligations, or any settlement or compromise of any of such Obligations;

                  (d) Any manner of application of the Collateral, or any other collateral, or proceeds thereof, to all or any of the Obligations of the Company secured or guaranteed by the Security Documents, or any manner of sale or other disposition of any Collateral or such other collateral or any other assets of the Company;

                  (e) Any exercise or failure to exercise any rights by or against any Secured Creditor;

                  (f) Any change, restructuring or termination of the corporate structure of the Company or any of its Subsidiaries (including, without limitation, Houba, Inc. and Axiom Pharmaceutical Corporation); or

                  (g) Any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, any Grantor, any Guarantor, any borrower, any Secured Creditor or any other secured creditor (irrespective of such creditor being subordinated whether in priority of its liens on or security interest in collateral, in right of payment or otherwise).

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Obligation is rescinded or must otherwise be returned by any Secured Creditor upon the initiation of any Bankruptcy Proceedings against any Grantor, or otherwise, all as though such payment had not been made.

                  SECTION 9. Appointment of Collateral Agents. In case of the pendency of any Bankruptcy Proceeding or other judicial proceeding relative to any Grantor or Guarantor, the Watson Agent and the 2004 Agent shall be entitled and empowered, by intervention in such proceeding or otherwise, (a) to file and prove a claim for the whole amount of the Obligations and other amounts due under the Financing Documents, the Security Documents or this Agreement and to file such other papers or documents as may be necessary or advisable in order to have such claims and amounts due allowed in such Bankruptcy Proceeding or judicial proceeding, and (b) to collect and receive any moneys or other property payable or deliverable on any such claims or other amounts due and to distribute the same in accordance with the provisions hereof. Nothing in this paragraph shall be deemed to authorize the 2004 Agent to authorize or consent to or accept or adopt on behalf of any 2004 Purchaser, 2003 Holder or 2002 Holder any plan or reorganization, arrangement, adjustment or composition affecting the Obligations or other amounts due under the Financing Documents, the Security Documents or this Agreement, or to authorize the 2004 Agent to vote in respect of the Obligations or other amounts due in any such Bankruptcy Proceeding or judicial proceeding.

                  SECTION 10. Representations and Warranties. Each of the Existing Holders, the 2002 Holders, the 2003 Holders, the Watson Holders and the 2004 Purchasers represents and warrants to the other parties hereto as follows:

                  (a) (i) This Agreement has been duly executed and delivered by its duly authorized officer and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof; and (ii) the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate or partnership action, as the case may be, and do not and will not (A) violate any provision of any law, rule or regulation having applicability to it or of its (x) charter or articles of association or by-laws or (y) limited partnership agreement, as the case may be,
(B) result in a breach of or constitute a default or an event of default (or any event which, with the giving of notice, the lapse of time, or both, would constitute an event of default) under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which it is a party, or
(C) require the consent or approval of any governmental authority or arbitrator; and

                  (b) Each of the Existing Holders, 2002 Holders and 2003 Holders represents and warrants that it has not heretofore transferred or assigned its lien on and security interest in any Collateral under the 2002 Company Security Documents, the 2002 Guarantor Security Documents, the Galen Company Security Documents, the Galen Guarantor Security Documents, the Oracle Company Security Documents or the Oracle Guarantor Security Documents.

                  SECTION 11. Assignments. (a) No party hereto shall assign its rights hereunder or any interest herein or any of its rights or interests pursuant to the respective Security Documents made by it or in its favor, or any of its obligations hereunder or thereunder, to any other Person (i) without the prior written consent of the Senior Secured Parties holding a majority of the amount of the Obligations to such Senior Secured Parties and (ii) in compliance with Section 11(b) below.

                  (b) In the event of any assignment of any Security Document by any party hereto or by any successor or assignee of any party hereto or by any other party which may now or hereafter have any rights, title or interest in such Security Document, respectively, the terms of such assignment shall provide that, and the assigned Security Document shall bear a legend to the effect that (i) all provisions of such agreement, including provisions relating to the assignment thereof, shall be subject to the terms of this Agreement and that in the event of any conflict between such agreement and this Agreement, this Agreement shall prevail and (ii) the assignee of such Security Document shall be bound by all duties and obligations of the assignor of such Security Document under this Agreement.

                  (c) Notwithstanding anything to the contrary in this Agreement, each party hereto consents to the assignment on or before the date hereof by Watson to the Watson Holders (and/or the Watson Agent) of all of Watson's rights and interests under the Watson Company Security Documents, the Watson Guarantor Security Documents, the Watson Guaranty, the Watson Loan Agreement, the Watson Term Loan and the Watson Note.

                  SECTION 12. Continuing Agreement; Assignments of Obligations.
(a) This Agreement shall remain in full force and effect until the date on which all Obligations shall have been indefeasibly paid in full and no Obligations are outstanding.

                  (b) This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, each party hereto and its successors, permitted transferees and assigns.

                  (c) Without limiting the generality of Section 12(b) above, except as otherwise provided in Section 11, nothing in this Agreement shall preclude any Secured Creditor from assigning or otherwise transferring all or any porting of its rights and obligations under any Financing Document or any Security Document to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Secured Creditor herein or otherwise, in each case as provided in the respective Financing Documents or Security Documents.

                  SECTION 13. Amendment; Modification; Waiver of Documents. (a) Except as otherwise expressly provided herein, no provision of this Agreement may be supplemented, amended, or otherwise modified or waived other than by a writing signed by the parties hereto holding (i) a majority of the outstanding principal amount under the Existing Debentures, (ii) a majority of the outstanding principal amount under the 2002 Debentures, (iii) a majority of the outstanding principal amount under the 2003 Debentures, (iv) a majority of the outstanding principal amount under the 2004 Debentures and (v) a majority of the outstanding principal amount under the Watson Note. Furthermore, except as otherwise expressly provided herein, no rights of any Secured Creditor in any item of Collateral may be amended, supplemented, or otherwise modified (whether by virtue of supplement or amendment to or other modification of this Agreement, any Financing Document or any Security Document or otherwise) without the prior written consent of such parties as would be sufficient to amend this Agreement pursuant to the first sentence of this
Section 13. Anything herein to the contrary notwithstanding (but except as otherwise specified in the following sentence), each Secured Creditor may make supplements or amendments to, or modifications or waivers of the provisions of its Financing Documents or Security Documents in accordance with the terms thereof without the prior written consent of or notice to any other Person, except for any changes in the definition of "Company Collateral" or "Guarantor Collateral" (or similar terms) set forth therein resulting in increase of the rights of such Secured Creditor in such item, which changes in such definitions shall require the prior written consent of such parties as would be sufficient to amend this Agreement pursuant to the first sentence of this Section 13.

                  (b) To the extent any provision of Section 13(a) or (b) hereof requires the consent of any Secured Creditor under one or more Security Documents to which such Secured Creditor is a party, the effectiveness of such consent shall be determined in accordance with such Security Documents.

                  (c) This Agreement supersedes in all respects the Existing Subordination Agreement.

                  SECTION 14. Intercreditor Agreement for Benefit of Parties Hereto. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any person or entity other than the Secured Creditors any right, remedy or claim by reason of this Agreement or any covenant, condition or stipulation hereof; and the covenants, stipulations and agreements contained in this Agreement are and shall be for the sole and exclusive benefit of the parties hereto, and their respective successors and assigns.

                  SECTION 15. Notices. All notices, demands or other communications given hereunder shall be in writing and shall be sufficiently given if transmitted by facsimile or delivered either personally or by a nationally recognized courier service marked for next business day delivery or sent in a sealed envelope by first class mail, postage prepaid and either registered or certified, return receipt requested, addressed as follows:

                  if to any Watson Holder, 2004 Purchaser, 2003 Holder, 2002 Holder or Existing Holder, to it as set forth opposite its signature on the signature pages hereto;

                  if to the Company, to 695 No. Perryville Road, Rockford, Illinois 61107, fax no. (815) 399-9710, to the attention of Mr. Michael Reicher, Chief Executive Officer;

                  if to the Grantors and Guarantors, as applicable to: (i) Houba, Inc., 16235 State Road, #17, Culver, Indiana 46511, fax no:
         (574) 842-2519, to the attention of Mr. Michael Reicher, Chief Executive Officer; or (ii) Axiom Pharmaceutical Corporation, 695 No. Perryville Road, Rockford, Illinois 61107, fax no. (815) 399-9710, to the attention of Mr. Michael Reicher, Chief Executive Officer;

                  if to any future Grantor or Guarantor, at such address given by such Grantor or Guarantor for notices to it; and
                  or to such other address with respect to any party hereto as such party may from time to time notify (as provided above) the other parties hereto.

Any such notice, demand or communication shall be deemed to have been given (i) on the date of delivery, if delivered personally, (ii) on the date of facsimile transmission, receipt confirmed, (iii) one business day after delivery to a nationally recognized overnight courier service, if marked for next day delivery or (iv) five business days after the date of mailing, if mailed.

                  SECTION 16. Individual Action. No Secured Creditor may require any other Secured Creditor to take or refrain from taking any action hereunder or with respect to any of the Collateral, except as and to the extent expressly set forth in this Agreement. Except as otherwise specified herein, no Secured Creditor shall be responsible to the other Secured Creditors for any recitals, statements, representations or warranties contained in this Agreement, any of the Financing Documents, Security Documents, or any other agreements or instruments executed and delivered by any Grantor pursuant to any of the Financing Documents, Security Documents or in any certificate of other document referred to or provided for in, or received by either of them under, any of the Financing Documents or Security Documents or for the authenticity, accuracy, completeness, value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Financing Documents, Security Documents, Guaranty Documents or any other document referred to or provided for therein or any lien under any Financing Document or Security Documents, or the perfection of any such lien or for any failure by any Grantor to perform any of its Obligations under any of the Financing Documents or Security Documents. Each Secured Creditor may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. No Secured Creditor, and none of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

                  SECTION 17. Reliance. In acting with respect to this Agreement, each of the Secured Creditors shall be entitled (a) to rely on any communication believed by it to be genuine and to have been made, sent or signed by the Person by whom it purports to have been made, sent or signed and (b) to rely on the advice or services or opinions and statements of any professional advisor whose advice or services to it seem necessary, expedient or desirable and are given or made in connection with this Agreement.

                  SECTION 18. No Waiver; Remedies. Except as otherwise specified herein, no failure on the part of any Secured Creditor to exercise and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 19. Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 20. Governing Law. This Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New York wherein the terms of this Agreement were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

                  SECTION 21. Jurisdiction. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or United States Federal court sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising our of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such United States Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law. Nothing in this Agreement or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or in relation to this Agreement or any other Transaction Document to which it is a party in any such New York State or United States Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  SECTION 22. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  SECTION 23. Titles and Subtitles. The titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  SECTION 24. Counterparts. This Agreement may be executed in any number of counterparts, including by facsimile copy, each of which shall be deemed an original, but all of which together shall constitute one instrument.

                  SECTION 25. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. Each of the Secured Creditors and the Grantors and Guarantors hereby agrees that this Agreement supersedes and amends and restates in full the Existing Subordination Agreement.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                              "GRANTORS"

                                              HALSEY DRUG CO., INC.,
                                              a New York corporation

                                              __________________________
                                              By:
                                              Its:

                                              AXIOM PHARMACEUTICAL
                                              CORPORATION,
                                              a Delaware corporation

                                              __________________________
                                              By:
                                              Its:

                                              HOUBA, INC.,
                                              an Indiana corporation

                                              __________________________
                                              By:
                                              Its:

GALEN PARTNERS III, L.P.                   ORACLE STRATEGIC PARTNERS, L.P.
By: Claudius, L.L.C., General Partner      By: Oracle Strategic Capital L.L.C.,
610 Fifth Avenue, 5th Fl.                  General Partner
New York, New York  10019                  200 Greenwich Avenue
                                           3rd Floor
                                           Greenwich, Connecticut 06830

_______________________________________    _____________________________________
By: Srini Conjeevaram                      By: Joel Liffmann
Its: General Partner                       Its: Authorized Agent

GALEN PARTNERS INTERNATIONAL, III, L.P.    CARE CAPITAL INVESTMENTS II, LP
By: Claudius, L.L.C., General Partner      By: Care Capital II, LLC, as general
610 Fifth Avenue, 5th Floor                partner
New York, New York  10020                  47 Hulfish St., Suite 310
                                           Princeton, NJ 08542

_______________________________________    By: ____________________________
By: Srini Conjeevaram                      Name: David R. Ramsay
Its: General Partner                       Title: Authorized Signatory

GALEN EMPLOYEE FUND III, L.P.              ESSEX WOODLANDS HEALTH
By: Wesson Enterprises, Inc.               VENTURES V, L.P.
610 Fifth Avenue, 5th Floor                190 South LaSalle Street, Suite 2800
New York, New York 10020                   Chicago, IL 60603

_______________________________________    _____________________________________
By: Bruce F. Wesson                        By: Immanuel Thangaraj
Its: General Partner                       Its: Managing Director

ALAN SMITH                                 PATRICK COYNE
21 Bedlow Avenue                           800 Merion Square Road
Newport, Rhode Island  02840               Gladwyne, Pennsylvania 19035

_______________________________________    _____________________________________

MICHAEL WEISBROT                           SUSAN WEISBROT
1136 Rock Creek Road                       1136 Rock Creek Road
Gladwyne, Pennsylvania  19035              Gladwyne, Pennsylvania  19035

_______________________________________    _____________________________________

GREG WOOD                                  DENNIS ADAMS
1263 East Calavera Street                  120 Kynlyn Road
Altadena, CA 91001                         Radnor, Pennsylvania  19312

_______________________________________    _____________________________________


STEFANIE HEITMEYER                         BERNARD SELZ
17759 Road, Route 66                       600 Fifth Avenue, 25th Floor
Fort Jennings, Ohio 45844                  New York, New York 10020

_______________________________________    _____________________________________

PETER CLEMENS                              ROGER GRIGGS
c/o Halsey Drug Co., Inc.                  c/o Tom Jennings
695 North Perryville Rd.                   7300 Turfway Road
Crimson Building #2                        Suite 300
Rockford, Illinois  61107                  Florence, KY 41042

_______________________________________    _____________________________________


VARSHA H. SHAH                             HEMANT K. SHAH
29 Chrissy Drive                           29 Chrissy Drive
Warren, New Jersey  07059                  Warren, New Jersey  07059

_______________________________________    _____________________________________

VARSHA H. SHAH AS CUSTODIAN                VARSHA H. SHAH AS CUSTODIAN
FOR SACHIN H. SHAH                         FOR SUMEET H. SHAH
29 Chrissy Drive                           29 Chrissy Drive
Warren, New Jersey  07059                  Warren, New Jersey  07059

_______________________________________    _____________________________________
By: Varshah H. Shah                        By: Varshah H. Shah
Its: Custodian                             Its: Custodian

MICHAEL RAINISCH                           ILENE RAINISCH
c/o Alvin Rainisch                         c/o Alvin Rainisch
300 Flower Lane                            300 Flower Lane
Morganville, New Jersey  07751             Morganville, New Jersey  07751

_______________________________________    _____________________________________

KENNETH GIMBEL, IRA ACCOUNT                KENNETH GIMBEL
FBO KENNETH GIMBEL                         2455 Montgomery Avenue
2455 Montgomery Avenue                     Highland Park, Illinois  60035
Highland Park, Illinois  60035

_______________________________________    _____________________________________
By: _______________________
Its: Trustee

JESSICA K. CLEMENS                         JAKE P. CLEMENS
C/o Halsey Drug Co., Inc.                  c/o Halsey Drug Co., Inc.
695 North Perryville Rd.                   695 North Perryville Rd.
Crimson Building #2                        Crimson Building #2
Rockford, Illinois  61107                  Rockford, Illinois  61107

_______________________________________    _____________________________________

MICHAEL REICHER TRUST
c/o Halsey Drug Co., Inc.
695 North Perryville Rd.
Crimson Building #2
Rockford, Illinois  61107

_______________________________________
By: Michael K. Reicher
Its: Trustee

PETER STIEGLITZ                            GEORGE E. BOUDREAU
RJ Palmer LLC                              222 Elbow Lane
156 West 56th Street, 5th Floor            Haverford, PA  19041
New York, New York 10019

_______________________________________    _____________________________________

JOHN E. HEPPE, JR.
237 W. Montgomery Avenue
Haverford, Pennsylvania 19041

_______________________________________